ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus dated April 29, 2013

This supplement sets forth changes to the Summary Prospectus for the AST Advanced Strategies Portfolio (the Portfolio), dated April 29, 2013, of Advanced Series Trust (the Trust). The following should be read in conjunction with the Summary Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved replacing Marsico Capital Management, LLC (Marsico) as sole subadviser to the large-cap growth segment of the Portfolio with Brown Advisory, LLC and Loomis, Sayles & Company, L.P. This change is expected to become effective on June 17, 2013.

To reflect these changes, the Trust’s Prospectus and the Summary Prospectus for the Portfolio are revised as follows:

I.	All references to Marsico are hereby deleted in the Summary Prospectus.

II.	The following information replaces the information relating to Marsico in the table in the “Management of the Portfolio” section of the Summary Prospectus for the Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013
AST Investment Services, Inc.	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	Vice President	June 2013

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